Restricted cash and time deposits	12 Months Ended
Dec. 31, 2023
Restricted cash and time deposits
Restricted cash and time deposits

5.Restricted cash and time deposits

	As of
	December 31,
	2022	2023
	RMB	RMB
Current:
Restricted time deposits	297,634	278,359
Total	297,634	278,359

Non-current:
Restricted cash	9,180	2,804
Restricted time deposits	30,879	32,042
Total	40,059	34,846

Short-term restricted time deposits in the bank, amounted to RMB297.6 million and RMB278.4 million as of December 31, 2022 and 2023, respectively, are to secure the line of credit for short-term bank borrowings (see Note 14).

Other restricted cash and time deposits mainly consist of a US$3.7 million and US$3.4 million deposit as collateral at its ADR depositary bank as of December 31, 2022 and 2023, respectively, and deposits in custodian accounts for insurance brokerage business and other business requirements, and are classified as non-current assets based on their respective maturity.